UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 12, 2014
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(804) 887-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

On September 15, 2014, Media General, Inc. (the Company) and CBS Corporation announced the execution of a comprehensive deal that renews all of the Company's existing television station affiliation agreements. The agreements include renewals for the following affiliates: WRBL in Columbus, Ga.; WBTW in Florence, S.C.; WNCT in Greenville, N.C.; WHLT in Hattiesburg, Miss.; WJTV in Jackson, Miss.; WJHL in Johnson City, Tenn.; KLFY in Lafayette, La.; WLNS in Lansing, Mich.; WKRG in Mobile, Ala.; KELO in Sioux Falls, S.D. (including its satellites KDLO in Florence, S.D. and KPLO in Reliance, S.D.); KCLO in Rapid City, S.D.; and WSPA-TV in Spartanburg, S.C.

A copy of the press release announcing the affiliation renewals is furnished as Exhibit 99.1

Item 9.01      Financial Statements and Exhibits.

d)         Exhibits

99.1               Press Release issued by Media General, Inc. dated September 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date September 18, 2014
/s/ James F. Woodward
James F. Woodward
Senior Vice President, Chief Financial Officer